1 Bank of America Merrill Lynch Industrials & Materials Conference September 5, 2012 Exhibit 99.1

2 Company Overview All financial data are for the quarter and six months ended June 30, 2012, and the year ending December 31, 2011. Data are presented in millions of U.S. dollars except for earnings per share. 2011 results include a pretax $181 million gain associated with the remeasurement of Olin’s SunBelt interest, or $1.30 per share. Additional information is available at www.olin.com. Winchester Chlor Alkali A Leading North American Producer of Chlorine and Caustic Soda Q2 2012 H1 2011 FY 2011 Revenue: $ 363 $ 723 $ 1,389 EBITDA: $ 97 $ 193 $ 331 Income: $ 75 $ 149 $ 245 A Leading North American Producer of Small Caliber Ammunition Q2 2012 H1 2012 FY 2011 Revenue: $ 146 $ 293 $ 572 EBITDA: $ 15 $ 29 $ 49 Income: $ 12 $ 23 $ 38 Revenue: $ 509 $ 1,016 $ 1,961 Pretax Income: $ 63 $ 124 $ 380 EPS (Diluted): $ .59 $ 1.07 $ 2.99 Olin Q2 2012 H1 2012 FY 2011 Olin Corporation

3 Investment Rationale • Leading North American producer of Chlor-Alkali products • Leading producer of industrial bleach with additional growth opportunities • Leading producer of burner grade hydrochloric acid • K.A. Steel Chemicals Inc. acquisition enhances bleach capacity and distribution channels for Chlor-Alkali products • Winchester’s leading industry position • Significant cost reduction program underway at Winchester • Strong balance sheet, positive earnings outlook • 343rd consecutive quarterly dividend declared

Improving EBITDA



Olin Adjusted EBITDA
400
350
300
250
200
150
100
50
0
208
360
292
187
333
192
2007
2008
2009
2010
2011
2012
Q4
Q3
Q2
Q1

- Since 2000, net chlor alkali capacity has been reduced in North America by approximately 7%
- The North American chlor alkali industry has consolidated
- K.A. Steel acquisition, excluding transaction costs, is immediately accretive to earnings and cash flow, same as the Pioneer and SunBelt acquisitions
- Downstream bleach and HCl growth have increased earnings and margins
- Winchester post surge profits are greater than pre-surge profits
- Centerfire relocation to MS will increase Winchester EBIT by $30 million per year when complete
- Q2 2012 EBITDA is the highest Q2 EBITDA in the Company's history

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5 Chlor Alkali Process ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and .03 tons of hydrogen. North American Position Percent of 2011 Revenue #2 #3 #1 Industrial #1 Merchant #1 Burner Grade 50% 10% 4% 9% 26% 1% Raw Materials BRINE + ELECTROLYSIS = PRODUCTS Caustic Soda – 1.13 Tons (Sodium Hydroxide) (Potassium Hydroxide) Bleach (Sodium Hypochlorite) Chlorine – 1 Ton Potassium Chloride or Sodium Chloride KOH – 1.59 Tons HCl (Hydrochloric Acid) Hydrogen Gas - .03 Tons KOH or Caustic Soda Chlorine Hydrogen

6 North American Chlor Alkali Producers & Technologies - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 201 1 No rth A m er ica n Ch lo rin e P ro du ctio n Ca pa city by C om pa ny (S T) Other Salt-to-Bleach Mercury Membrane Diaphragm 3,895 3,421 2,140 1,929 1,060 1,002 470 341 329 275 231 216 760 Integrated Vinyls/Urethanes Producers Note: The data presented is as of 12/31/11 and does not reflect the PPG/GGC combination of chlor-alkali capacity.

7 Mercury Transition Plan • Olin currently operates two mercury cell plants representing approximately 360,000 ECUs or 17% of our total capacity • By the end of 2012, Olin expects to convert 200,000 ECUs of mercury cell technology to membrane technology and will shutdown the remaining 160,000 ECUs • The Augusta, GA plant will discontinue chlor-alkali production in Q3 2012 • This project will right size our capacity in the region, employ the latest technology, reduce our electricity costs, and close our highest cost chlor alkali plant • Estimated capital expenditures of $160 million are expected to occur over years 2011 and 2012, and have been aided by $41 million of low-cost Tennessee-sponsored tax-exempt financing

8 Pulp & Paper, 20.9% Propylene Oxide, 6.6% Epichlorohydrin, 1.2% Organic Chemicals, 10.9% Inorganic Chemicals, 19.0% Water Treatment, 3.0% Exports, 17.4% Metals & Mining, 2.9% Textiles & Detergents, 9.9% Others, 8.1% Pulp & Paper, 37.0% Organic Chemicals, 16.8% Inorganic Chemicals, 10.5% Water Treatment, 14.1% Distribution, 8.3% Exports, 0.3% Metals & Mining, 4.3% Textiles & Detergents, 0.5% Others, 8.3% Pulp & Paper, 0.6% Vinyls, 36.5% Propylene Oxide, 8.4% Epichlorohydrin, 5.0% Inorganic Chemicals, 5.6% Water Tr atment, 6.6% Exports, 3.0% Urethanes, 7.1% Polycarbonates, 1.8% Chlorinated Interm diates, 4.3% Others, 21.1% Pulp & Paper, 1.1% Vinyls, 23.5% Inorganic Chemicals, 28.1% Water Treatment, 21.5% Distribution, 5.2% Urethanes, 15.4% Others, 5.2% Diverse Customer Base Chlorine Caustic Soda North American Industry Olin Corporation Source: CMAI and Olin 2011 demand. Includes sales of SunBelt. Chlorine: “Organics” includes: Propylene oxide, epichlorohydrin, MDI, TDI, polycarbonates. “Inorganics” includes: Titanium dioxide and bromine. Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.

9 Olin’s Geographic Advantage Location 12/31/12 Chlorine Capacity (000s ST) McIntosh, AL 426 Diaphragm McIntosh, AL - SunBelt 352 Membrane Becancour, Quebec 297 Diaphragm 65 Membrane Niagara Falls, NY 300 Membrane Charleston, TN 200 Membrane St. Gabriel, LA 246 Membrane Henderson, NV 153 Diaphragm Total 2,039 Membrane 57.0% Diaphragm 43.0%  Access to regional customers including bleach and water treatment  Access to alternative energy sources  Coal, hydroelectric, natural gas and nuclear 32 49 55 25 57 18 60 8 29 2 53 30 35 43 39 44 54 41 17 Chlor Alkali Plants Bleach Plants Chlor Alkali & Bleach Plants Tacoma, WA Tracy, CA Santa Fe Springs, CA Henderson, NV St. Gabriel, LA McIntosh, AL Charleston, TN Niagara Falls, NY Becancour , Quebec

10 Industrial Bleach Initiative • Olin is the leading North American bleach producer with planned capacity additions that will enable Olin to double market share by 2013 • Bleach utilizes both chlorine and caustic soda in an ECU ratio • Bleach commands a premium price over an ECU • Demand is seasonal, but not cyclical • Regional nature of the bleach business benefits Olin’s geographic diversity, further enhanced by Olin’s proprietary railcar technology and the acquisition of K.A. Steel’s Midwest bleach & distribution facilities • In 2012, 3 new HyPure® Bleach investments will add 50% more bleach capacity to the Olin system, extend shelf life and lower freight costs • Q2 2012 bleach shipments increased 9.5% over Q2 2011 levels, the 18th consecutive quarter of year-over-year increases in bleach shipments

11 Bleach Growth is a Key Objective • Olin bleach volume delivers steady growth • Key bleach target segments include water treatment, consumer products, food, farming and pool chemicals • Current capacity to convert 14.5% of our ECUs into bleach, reaching 17.5% by year end 2012 • Increased stability and shelf life • Reduced transportation costs • Larger shipping radius • Proprietary Olin advantages • Potential new category of consumer products OLIN HYPURE® BLEACH AND RAILCAR DELIVERY WILL IMPROVE ACCESS TO CUSTOMERS

12 Hydrochloric Acid • HCl demand has strengthened, primarily due to oil and gas exploration, resulting in Q2 2012 volumes increasing 7% over Q2 2011 levels • Demand for HCl is currently higher than supply • By-product HCl accounts for 75% of the market supply, but availability is subject to urethane and fluorocarbon demand • Currently 25% of HCl market supply is “Burner-grade” or “on- purpose” HCl • Burner grade HCl is a reliable source, and while a small cost component in oil and gas exploration, is critical to the process • Olin has the ability to convert 8% of our capacity into HCl sales • Favorable HCl pricing and volumes contributed approximately $16 million more in EBIT during H1 2012 over H1 2011

13 Growing HCl Demand North American HCl Supply • Burner acid is the only growing HCl supply source • 75% of HCl is supplied by Gulf by-product producers • By-product HCl availability is less reliable than burner • Olin is ideally positioned to serve the West & North through expanded distribution capabilities North American HCl Demand • Oil & Gas demand has increased • U.S. steel industry demand has been recovering • Diverse demand segments follow GDP growth Source: CEH 2009

14 Chlor-Alkali Outlook • Q2 2012 ECU netbacks of $575 were down $10 from Q1 2012 levels • Partial implementation of the Q2 2012 $60 caustic price announcement has occurred, Olin expects to see higher caustic pricing primarily in Q4 • Q2 2012 operating rates decreased slightly to 79% and we expect our system operating rates to be in the low-80% range in Q3 • Q2 2012 bleach shipments increased 9.5% over Q2 2011 levels marking the 18th consecutive year-over-year quarterly increase • The new HyPure® Bleach facility in McIntosh, AL is producing low salt, high strength bleach at spec; two more facilities are on schedule for completion this year which will increase our bleach capacity by 50% over 2011 levels • HCl demand remains robust, with HCl EBIT contribution $16 million higher in H1 2012 than in H1 2011 • K.A. Steel is expected to be immediately accretive to earnings and cash flow prior to the estimated $35 million of annualized synergies by end of 3rd year (1) (1) ECU netback = Price of 1 ton of Chlorine + 1.1 x price of 1 ton of Caustic Soda – Freight cost

15 • K.A. Steel is one of the largest distributors of caustic soda in North America and one of the leading bleach manufacturers in the Midwest • On August 22, 2012, we acquired privately held K.A. Steel for $328 million in cash, subject to certain post-closing adjustments • In 2011, K.A. Steel had sales of $435 million and Adjusted EBITDA of $31 million • The combination of Olin and K.A. Steel is expected to produce annualized synergies of approximately $35 million by the end of year 3 • The Section 338(h)(10) tax election provides a $60 million NPV tax benefit to Olin; when considering this and the expected synergies results in an EBITDA multiple of approximately 4 times • The transaction was financed through the sale of $200 million of 5.5%, 10-year notes and cash on hand K.A. Steel Acquisition

16 K.A. Steel Synergies • Platform to expand Olin sales of industrial bleach, HCl and KOH • Optimizes use of K.A. Steel’s existing freight and logistics network to reduce Olin’s shipping expense • Provides platform to reduce freight and logistics costs • Expands presence in core caustic soda business • Increases stability of core Chlor-Alkali business • Significant synergy potential of $7 to $15 million in first full year of ownership and $35 million annually after the third year of ownership • Expected to be immediately accretive to cash flow

17 Winchester Winchester Strategy • Cost Reduction – Centerfire relocation – Once complete, we expect $30 million lower operating costs – Meaningful savings begin in 2013 • New Product Development – Continue to develop new product offerings – Maintain reputation as a new product innovator • Provide returns in excess of cost of capital Hunters & Recreational Shooters Products Retail Distributors Mass Merchants Law Enforcement Military Industrial Rifle      N/A Handgun      N/A Rimfire       Shotshell       Components       Brands

Strong Correlation Between Firearm and Ammunition Sales

Data Correlations

- NICS Checks & U.S. Firearms Production: +94%
- U.S. Commercial Ammunition Mfr. Shipments & U.S. Firearms Production: +94%
- U.S. Commercial Ammunition Mfr. Shipments & NICS Checks: +88%



U.S. Gun Sale Background Checks (NICS)1
U.S. Commercial Ammunition Manufacturer Shipments2
U.S. Firearms Production3
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

[1]Reflect the FBI's National Instant Criminal background check System statistics (NICS).
[2]Estimated based on NSSF Trade Statistics Program Ammunition Manufacturer Surveys, Department of Commerce U.S. Import Statistics, and internal Winchester estimates.
[3]Reflects production reported on Bureau of Alcohol, Tobacco, Firearms and Explosives' Annual Firearms Manufacturing and Export Reports.

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19 Winchester Outlook • Q2 2012 earnings slightly higher than Q2 2011 earnings • Commercial sales were strong in Q2 2012 and the commercial backlog at the end of Q2 2012 was 2 times the Q2 2011 backlog • During Q3 2012, we expect that the relocation savings will offset the costs in moving centerfire operations from East Alton, IL to Oxford, MS • We expect Q4 2012 centerfire relocation savings to be $2 to $3 million with meaningful savings of $10 to $15 million for full year 2013 • In Q2 2012, we received the 2nd year award of $56.6 million under the new Second Source contract awarded to Olin in 2011 • In January, U.S. Munitions, a joint venture between Winchester and BAE Systems, submitted a bid to operate the U.S. Army’s Lake City munitions plant for 10 years; a decision is expected in October, 2012 • Seasonally stronger Q3 2012 earnings should be higher than Q2 2012

20 Centerfire Relocation • The decision to relocate Winchester’s centerfire operations, including 1,000 jobs, was made on November 3, 2010 • The controlled relocation process is on schedule and is expected to take up to 5 years to complete, assuring high quality product is available for our customers throughout the transition • The new 500,000 square foot facility was opened in October 2011 and equipment relocation began in Q3 2011 • During Q2 2012, the majority of pistol rounds were made in Oxford and the rifle training line was installed and started • Annual operating costs are expected to be $10 to $15 million lower in 2013 and $30 million lower once the move is completed • The net project cost is estimated to be $80 million, of which approximately $50 million is related to capital expenditures • In addition to $31 million of grants from MS, $42 million of low- cost MS tax-exempt debt was made available to Olin

21 Strong Balance Sheet • The 6/30/12 cash balance of $224 million reflects: • Normal seasonal working capital growth of $77 million; • $146 million of capital spending through June 30, 2012 associated with mercury conversion project, construction of 3 HyPure® bleach plants and the centerfire relocation to Oxford, MS; and • The repayment of $7.7 million of long-term debt • No material debt maturities until 2016 and no debt towers in excess of $200 million, which is due in 2022 • The Olin pension plans remain fully funded with no contributions expected until at least 2014 • 2012 CAPEX is forecast to be in the $240 million range to: • complete the mercury conversion projects in TN and GA; • construct three new HyPure® Bleach facilities; and • continue the Winchester centerfire relocation project

22 • Q2 2012 adjusted EBIDTA of $97.5 million was the highest Q2 level ever, combined with similar Q1 2012 results, leads us to believe that we have the opportunity to generate a record full year adjusted EBITDA in 2012 • Operating rates are projected to be in the low-80% range in Q3 • Bleach sales continue their year-over-year growth pattern and the 3 new HyPure® plants this year will provide Olin the ability to convert over 15% of our ECUs into bleach • HCl demand and volumes are strong resulting in $16 million of incremental EBIT in H1 2012 as compared to H1 2011 • K.A. Steel earnings and synergy contributions • Q2 2012 Winchester commercial volumes are strong with backlog building, plus Army 2nd year award on Second Source Profit Outlook

23 Forward-Looking Statements This presentation contains estimates of future performance, which are forward-looking statements and actual results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin’s Form 10-K for the year ended December 31, 2011 and in Olin’s Second Quarter 2012 Form 10-Q. These reports are filed with the U.S. Securities and Exchange Commission.